Great Plains Energy

Investor Meetings
September 2009

Michael Cline
Vice President - Investor Relations & Treasurer
816-556-2622
michael.cline@kcpl.com
Ellen Fairchild
Director Investor Relations
816-556-2083
ellen.fairchild@kcpl.com

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including, but not limited to, possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry,
Great Plains Energy, KCP&L and GMO; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L and GMO can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including, but not limited to, retirement compensation and benefits costs; the ability to successfully integrate KCP&L and GMO operations and the timing and amount of resulting synergy savings; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains
Energy’s and KCP&L’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange
Commission. Any forward-looking statement speaks only as of the date on which such statement is made. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward Looking Statement

• Strong Midwest electric utilities focused on regulated operations in Missouri and Kansas
• Diversified customer base includes 820,000 residential, commercial, and industrial customers
• ~6,000 Megawatts of generation capacity
• Low-cost generation mix - projected 76% coal, 17% nuclear (Wolf Creek) in 2009
100% Regulated
Electric Utility
Operations Focus
• Significant projected rate base growth from $3.6bn in 2008 to $6.8bn in 2012 - 15% CAGR
• Growth and stability in earnings driven by sizable regulated investments as part of the Comprehensive
 Energy Plan (“CEP”)
 • Wind and environmental retrofit components of CEP in place; Iatan 2 baseload coal plant targeted for completion in late summer 2010
• Anticipated growth beyond 2010 driven by additional environmental capex and wind
Attractive Platform for
Long-Term Earnings
Growth
• Successful outcomes in 2006, 2007 and 2008 rate cases in Missouri and Kansas
• Combined annual rate increases from 2008 cases of $59mm in Kansas and $159mm in Missouri; new rates effective August 1st  in Kansas and September 1st in Missouri
Focused Regulatory
Approach
• Cash flow and earnings heavily driven by regulated operations and cost recovery mechanisms
• Ample liquidity currently available under $1.5bn credit facilities
• Sustainable dividend and pay-out, right-sized to fund growth and to preserve liquidity
• Committed to maintaining current investment grade credit ratings
Stable and Improving
Financial Position
Great Plains Energy Overview

KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

Other
2%
Industrial
11%
Commercial
42%
Residential
45%

Kansas
28%
Missouri
(KCP&L)
36%
Missouri
(GMO)
36%

Pro Forma 2008 Revenue by Customer Segment
Pro Forma 2008 Revenue by Utility Jurisdiction
Service Territories: KCP&L and GMO
Business Highlights
• Solid Midwest electric utility - KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila
• Company attributes post-acquisition
 • 800,000+ customers / 3,200+ employees
 • ~6,000 MW of primarily low-cost baseload generation
 • 5-year projected synergies of $695 million
 • ~$7.9bn in assets and $3.6bn in rate base at 2008YE
Total: $1.7bn
Total: $1.7bn
Regulated Electric Utility Operations

Project description	Comments
100 MW plant in Spearville, KS Began construction in 2005	✓ Completed in Q3 2006 ✓ In rate base from 1/1/2007 ✓ No regulatory disallowance
Selective Catalytic Reduction (SCR) unit at LaCygne 1 plant	✓ Completed in Q2 2007 ✓ In rate base from 1/1/2008 ✓ No regulatory disallowance
Air Quality Control System at Iatan 1 coal plant	✓ Completed in Q2 2009 ✓ In rate base starting 3Q 2009 (KS 08/1 & MO 9/1) ✓ No regulatory disallowance in 2009 MO case; minimal exposure in 2010 MO case
Construction of Iatan 2 super-critical coal plant (850 MW; 73% GXP ownership share)1	✓ On track for completion late summer 2010 ✓ Expected in rate base Q4 2010 / 1Q 2011
Iatan 2
Iatan 1
Environmental
LaCygne
Environmental
Wind
Great Plains Energy has effectively executed all elements of its Comprehensive Energy Plan to date and received positive, just, and reasonable regulatory treatment
Comprehensive Energy Plan
1 Includes post-combustion environmental technologies including an SCR system, wet flue gas desulphurization system and fabric filter to control emissions
Strong Track Record of Execution

Base utility
Iatan 2
Environmental
Other
$798.6
$625.5
$860.4
$2,284.5
2009E
2010E
2011E
Cumulative

KCP&L MO
KCP&L KS
GMO MPS
GMO L&P
$3.6
$4.3
$5.8
$6.1
$6.8
2008A
2009E
2010E
2011E
2012E

Reinvesting in the business and growing rate base ($bn)
CapEx breakdown (2009E-2011E) ($mm)
Path to future growth
•     Rate base expected to grow at a 15% CAGR from 2008 to 2012
•  Comprehensive Energy Plan (base load generation and environmental projects)
 – 100 MW wind completed in Q3 2006 - in rate base 1/1/07
 – Selective Catalytic Reduction (SCR) at LaCygne 1 coal plant completed in 2007 - in rate base 1/1/08
 – Air Quality Control System (AQCS) installed at Iatan 1 coal plant in 2009 - in rate base 3Q09
 – Iatan 2 coal plant scheduled for completion late summer 2010 - expected to be included in rate base 4Q10 / 1Q11
• Non-CEP rate base additions
 – GMO - Jeffrey and Sibley 3 environmental
 – KCP&L - environmental at LaCygne 1 / LaCygne 2 / Montrose, additional wind (all beyond 2011)
•  Diligent focus on managing regulatory relationships and process
Note: As of 10-K, 12/31/2008
Note: Iatan 2 assumed in rate base 4Q 2010
Attractive Platform for Long-Term Growth
 CAGR = 15%

Operational Overview

• Iatan 2 reforecast completed; construction continues on budget and on schedule
 ➢ No change in top end of previously-disclosed cost range
 ➢ Planned completion on-track for late summer 2010
• Iatan 1 and Sibley 3 environmental projects completed, settlements approved in five rate cases
• Improved KCP&L coal plant performance, excluding Iatan 1, in first half 2009 compared to first half of both 2007 and 2008
• On track to exceed original overall GMO acquisition synergy target
• Achieved Tier 1 customer satisfaction ranking

Operations Highlights - 2009 First Half

(in $ millions)

	Total Project (850 MW)		GPE Share (618 MW)	
	Low	High	Low	High
Current				
Estimated Cost of Iatan 2[1]	$ 1,587	$ 1,652	$ 1,153	$ 1,201
Previous				
Estimated Cost of Iatan 2[1]	$ 1,548 [2]	$ 1,652 [2]	$ 1,125	$ 1,201
Increase / (Decrease)	$ 39	$ -	$ 28	$ -

[1]Excluding Allowance for Funds Used During Construction ("AFUDC") and common plant originally budgeted with Iatan 2

[2]Total project not disclosed in 2008 10-K; derived from KCP&L and Great Plains Energy disclosed amounts

GREAT PLAINS ENERGY

Iatan 2 Estimate Range

			2008 rate cases
Company	Last Allowed ROE	Effective Date of Last Allowed ROE	ROE requested1	Requested revenue increase	Stipulated / settled revenue increase	Tariff implementation	RPS2	Fuel Clause?
	10.25%	6/1/07	11.55%	$66mm	$48mm	9/1/09 (Settled 5/09; MPSC approval 6/10/09)	✓	Yes (95%)
	10.25%	6/1/07	11.55%	17mm	$15mm	9/1/09 (Settled 5/09; MPSC approval 6/10/09)	✓	Yes (95%)
	—3	N/A	11.55%	1mm	$1mm	7/1/09 (Settled 5/09; MPSC approval 6/10/09)	✓	Yes (85%)
	10.75%	1/1/08	11.55%	102mm	$95mm	9/1/09 (Settled 4/09; MPSC approval 6/10/09)	✓	No
	—3	N/A	11.40%	72mm	$59mm	8/1/09 (Settled 6/18; KCC approval 6/24/09)	✓	Yes (100%)
GMO-MPS
GMO-L&P
GMO-Steam
KCP&L-KS
KCP&L-MO
1 ROE of 10.75% originally requested in all cases; requests increased in rebuttal testimony based on financial market developments. All cases settled; ROE not disclosed
2 Missouri mandatory Renewable Portfolio Standard of 2% by 2011, 10% by 2018 and 15% by 2021;
 Kansas has targets of 10% by 2011, 15% by 2016 and 20% by 2020
3 “Black Box” settlement - ROE not disclosed
Focused Regulatory Approach

Missouri Regulatory Update
Rate Cases Filed September 2008:
 KCP&L
 • $95 million rate increase (incl. $10 million addl. amortization) effective 9/1/09
 • Set maximum MO jurisdictional prudence exposure of Iatan 1 AQCS and common facilities in next rate case at $30 million
 • Deferral of costs associated with AQCS and common facilities that are in service, but not yet included in rate base
 • Establishes wholesale margin threshold of $30 million (total KCP&L; implied MO jurisdictional portion of ~$17 million)
 GMO - MPS and SJLP
 • Rate increases of $48 million for MPS / $15 million for L&P effective 9/1/09
 • Same treatment as KCP&L of prudency of GMO’s portion of Iatan 1 AQCS and common facilities; maximum exposure in next GMO MO rate case set at $15 million
 • Same treatment as KCP&L regarding deferral of GMO’s costs associated with Iatan 1 AQCS and common facilities in-service but not in rate base
 • Continuation of GMO’s electric Fuel Adjustment Clauses
 GMO - Steam
 •  Rate increase of approximately $1 million effective 7/1/09

Kansas Regulatory Update
Rate Case Filed September 2008:
 KCP&L
 • Rate increases of $59 million (incl. $18 million additional amortization) effective 8/1/09
 • Set maximum KS jurisdictional prudence exposure of Iatan 1 AQCS and common costs in next rate case at effectively $7.5 million

% Availability & Capacity
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
KCP&L Equivalent Availability Coal
KCP&L Capacity Factor Coal

% Availability & Capacity
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
KCP&L Equivalent Availability Nuclear
KCP&L Capacity Factor Nuclear

% Availability & Capacity
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q3 08
Q4 08
Q1 09
Q2 09
GMO Equivalent Availability Coal
GMO Capacity Factor Coal

KCP&L Coal Fleet
KCP&L Nuclear Plant
GMO Coal Fleet
Impact of extended
nuclear refueling outage
Impact of unplanned
coal outages
Q4 08 and Q1 09
Impact of Iatan I unit overhaul
and AQCS tie-ins
Q4 08 and Q1 09 impact of
Sibley environmental upgrade
•  Excluding Iatan 1, KCP&L’s coal plant
   equivalent availability and capacity
   in 2Q 2009 was 79% and 72%, respectively
•  Excluding Iatan 1, KCP&L’s coal plant
   equivalent availability and capacity
   in the first half of 2009 was
   77% and 71%, respectively
Plant Performance

REGULATED - $300.7

$160.9 NFOM
$32.6 Facilities
$50.3 Headcount
$42.5 Fuel
$14.4 Revenue

CORPORATE - $394.6

$144.4 NFOM
$21.7 Facilities
$36.6 Other
$125.5 Headcount
$66.4 Interest

$68
+132
+145
+141
+141
+69
$695
2008A
2009P*
2010P
2011P
2012P
2013P
Five Year Total

GREAT PLAINS ENERGY

ORIGINAL TARGET = $643M
*6 months of actual, 6 months estimated
5-Year Post Acquisition Synergy Projection
Synergies - Current View

KCP&L
663
648
638
633
633
628
620
618
612
611
610
605
600
590
588
572
Source: 2009 JD Power Residential – YTD (Q1-Q2) Avg

Tier 1
Tier 2
Tier 3
Tier 4
KCP&L
JD Power Residential Customer Satisfaction
YTD Peer Group Comparison
Customer Satisfaction Tier 1

• Appointment of new MPSC
 commissioner
• Legislation supporting “recovery of and
 return on” energy efficiency investment
 signed by governor
• Proposition C continues in rule- making
 phase
• Formal reappointment of one KCC
 commissioner
• Omnibus energy bill with an RPS, net
 metering and other measures signed by
 governor.
Missouri
Kansas
Legislative

Financial Overview

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Three Months Ended June 30
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2009	2008	2009	2008
	(millions)			
Electric Utility	$ 42.8	$ 7.9	$ 0.33	$ 0.09
Other	(5.9)	5.3	(0.05)	0.06
Income from continuing operations	36.9	13.2	0.28	0.15
Strategic Energy discontinued operations	(3.1)	(18.2)	(0.02)	(0.21)
Net income (loss)	33.8	(5.0)	0.26	(0.06)
Less: Net income attributable to noncontrolling interest	(0.1)	-	-	-
Net income (loss) attributable to Great Plains Energy	33.7	(5.0)	0.26	(0.06)
Preferred dividends	(0.4)	(0.4)	-	-
Earnings (loss) available for common shareholders	$ 33.3	$ (5.4)	$ 0.26	$ (0.06)

• Electric Utility segment earnings increased $34.9 million as a result of a) GMO utility operations earnings; b) improved operating results at KCP&L; and c) lower taxes at KCP&L
• Other segment earnings decreased $11.3 million primarily as a result of increased interest from the equity units issued in May and various favorable impacts reflected in 2008 earnings
• Loss from the discontinued operations of Strategic Energy, which Great Plains sold in June 2008, was about $15 million less than
 2008
• An approximate 50% increase in average number of shares outstanding since the second quarter of 2008 resulted in $0.13 per share dilution

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Year to Date June 30
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2009	2008	2009	2008
	(millions)			
Electric Utility	$ 50.2	$ 24.9	$ 0.41	$ 0.29
Other	8.4	(17.1)	0.07	(0.20)
Income from continuing operations	58.6	7.8	0.48	0.09
Strategic Energy discontinued operations	(3.1)	34.7	(0.03)	0.40
Net income	55.5	42.5	0.45	0.49
Less: Net income attributable to noncontrolling interest	(0.1)	-	-	-
Net income attributable to Great Plains Energy	55.4	42.5	0.45	0.49
Preferred dividends	(0.8)	(0.8)	(0.01)	-
Earnings available for common shareholders	$ 54.6	$ 41.7	$ 0.44	$ 0.49

GREAT PLAINS ENERGY

• Increased Electric Utility segment earnings of $25.3 million attributable to a) GMO utility operations earnings; b) higher AFUDC at
 KCP&L; and c) lower taxes at KCP&L
• Increased Other segment earnings of $25.4 million due primarily to GMO non-utility operations’ contribution, primarily from a tax benefit related to an audit settlement, and various unfavorable impacts included in 2008 results
• Loss in 2009 related to a tax accrual for the discontinued operations of Strategic Energy compares unfavorably to earnings from discontinued operations for the first half of 2008
• Increase of 38.1 million average dilutive shares outstanding resulted in $0.20 per share dilution

$50
$40
$30
$20
$10
$0

Earnings Per Share
$0.40
$0.30
$0.20
$0.10
$0.00

Earnings
Key Earnings Drivers:
+ GMO utility operations earnings contribution of $7.9 million or $0.06 per share
+ Decline in KCP&L’s purchased power expense of $23.8 million
+ Decreased income taxes of $13.0 million at KCP&L (higher in ’08 due to change in composite tax rate)
+ Decreased non-fuel O&M of $8.3 million at KCP&L
- Decline in wholesale revenue of $11.5 million, or 21% at KCP&L
- Increased depreciation and amortization of $4.4 million at KCP&L
- Increased interest expense at KCP&L, net of AFUDC, of $3.3 million
- Higher shares outstanding caused electric utility segment dilution of $0.17
 $7.9
$42.8
2Q ‘08
2Q ‘09
(millions except
where indicated)
$34.9
KCP&L
KCP&L
GMO
$7.9
          2Q ‘09
Utility Total
$0.09
$0.33
2Q ‘08
2Q ‘09
$0.27
KCP&L
$0.06
         2Q ‘09
Utility Total
GMO
KCP&L
Electric Utility Second Quarter Results

$60
$50
$40
$30
$20
$10
$0

$0.60
$0.40
$0.20
$0.00

Earnings
Earnings Per Share
$24.9
$50.2
$0.29
$0.41
(millions except
where indicated)
YTD ‘08
YTD ‘09
YTD ‘08
YTD ‘09
Earnings Drivers:
+ GMO utility earnings contribution of $6.9 million or $0.06 per share
+ Decreased purchase power expense of $30.2 million at KCP&L
+ Decreased income taxes of $13.4 million at KCP&L
+ Increase in KCP&L’s AFUDC equity of $7.1 million
+ Decreased non-fuel operations and maintenance expanse of $6.9 million at KCP&L
- Reduced KCP&L revenues of $30.3 million, including $27.3 million drop in wholesale
- Increased KCP&L depreciation and amortization of $5.8 million
- Increased interest expense, net of AFUDC, of $3.7 million at KCP&L
- Dilution of $0.17 caused by additional shares outstanding
KCP&L
GMO
       YTD ‘09
Utility Total
KCP&L
KCP&L
KCP&L
  YTD ‘09
Utility Total
$0.06
$0.35
$6.9
$43.3
GMO
Electric Utility Year-to-Date Results

15%
35%
50%
Residential
Commercial
Industrial

GREAT PLAINS ENERGY

	2Q 2009 Compared to 2Q 2008			1st Half 2009 Compared to 1st Half 2008
GPE	Customers	Use/Customer	Change MWh Sales	Customers	Use/Customer	Change MWh Sales
Residential	0.5%	-0.7%	-0.1%	0.5%	-0.6%	-0.1%
Commercial	0.3%	0.2%	0.5%	0.3%	0.5%	0.8%
Industrial	-0.6%	-11.0%	-11.5%	-0.6%	-9.1%	-9.6%
Weighted Avg.	0.5%	-2.1%	-1.6%	0.5%	-1.5%	-1.1%
Retail MWh Sales by Customer Class 6/30/09
Weather Normalized Retail MWh Sales and Customer Growth Rates
KCP&L and GMO Combined

$10.0
$5.0
$0.0
($5.0)
($10.0)

$0.10
$0.05
$0.00
($0.05)
($0.10)

Earnings
Earnings Per Share
$0.06
$(0.05)
Key Earnings Drivers:
+ GMO non-utility operations contributed $0.5 million or $0.01 per share
- Increased interest of $3.5 million from equity units
- Unfavorable comparison to 2008, which included positive earnings impact from interest rate hedge
- Additional shares caused anti-dilution effect of $0.04 per share
$(6.4)
$4.9
(millions except
where indicated)
2Q ‘09
2Q ‘08
2Q ‘09
2Q ‘08
Other Segment Quarterly Results

$20.0
$10.0
$0.0
($10.0)
($20.0)

Earnings Per Share
$0.2
$0.1
$0.0
($0.1)
($0.2)
YTD '09
YTD '08

Earnings
Key Drivers:
+ $16.0 million first quarter GMO tax benefit
+ Favorable comparison to 2008, which included net loss of $7.1 million from a number of items
– Higher interest expense of $3.5 million
- Additional shares outstanding caused $0.03 per share of dilution

$7.5
$(17.9)
(millions except
where indicated)
YTD ‘09
YTD ‘08
$0.06
$(0.20)
Other Segment Year-to-Date Results

Liquidity at 6/30/09

(in $ millions except where indicated)	Capacity	Outstanding	Available
KCP&L			
Revolving Credit Facility[1]	$600.0	$96.8	**$503.2**
A/R Facility[2]	100.0	70.0	**30.0**
GMO			
Revolving Credit Facility[3]	400.0	116.0	**284.0**
GPE			
Revolving Credit Facility[4]	400.0	42.9	**357.1**
	$1,500.0	$325.7	**$1,174.3**

[1] Revolving credit facility used as a backstop for commercial paper issuance; outstanding amount includes $79.8M commercial paper outstanding plus $17M of letters of credit

[2] Capacity is $70M from January-May and November-December; $100M from June-October; Facility was renewed in July 2009 with $95 million availability January-December

[3] Outstanding amount includes $102M in cash borrowings plus $14M in letters of credit

[4] Outstanding amount includes $8M in cash borrowings and $34.9M in letters of credit

GREAT PLAINS ENERGY

Liquidity

Moody's	Standard & Poor's
Great Plains Energy		
Outlook	Negative	Negative
Corporate Credit Rating	-	BBB
Preferred Stock	Ba1	BB+
Senior Unsecured Debt	Baa3	BBB-
KCP&L		
Outlook	Negative	Negative
Senior secured Debt	A3	BBB+
Senior Unsecured Debt	Baa1	BBB
Commercial Paper	P-2	A-3
GMO		
Outlook	Negative	Negative
Senior Unsecured Debt	Baa3	BBB

($ in millions as of 6/30/09)

	KCP&L		GMO [1]		GPE		Consolidated	
	Amount	Rate [2]	Amount	Rate [2]	Amount	Rate [2]	Amount	Rate [2]
Short-term Debt	$79.8	1.28%	$102.0	1.56%	$8.0	0.83%	$189.8	1.41%
Long-term Debt[3]	$1,776.5	6.15%	$1,132.7	9.73%	$387.1	9.19%	$3,296.3	7.67%
Total	$1,856.3	5.94%	$1,234.7	9.00%	$395.1	9.02%	$3,486.1	7.32%

Secured debt = $768.4 (22%), Unsecured debt = $2,717.7 (78%)

[1] GPE guarantees substantially all of GMO's debt
[2] Weighted Average Rates – excludes premium/discounts and fair market value adjustments
[3] Includes current maturities of long-term debt

Debt ($ in millions)
$600
$500
$400
$300
$200
$100
$0
2009
2013
2017
2021
2025
2029
2033
2037
2041
GMO
GPE
KCP&L

Preferred 1%
Common Equity 45%
LT Debt* 54%

Capital Structure at 6/30/09
Great Plains Energy Debt
Long-term Debt Maturities
Credit Ratings
*Includes current maturities
Credit Ratings, Debt, Capital Structure

$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
CAGR ~ 15%
KCP&L MO
KCP&L KS
GMO MPS
GMO SJL&P

$ Billions
$3.6
$6.8
$6.1
$5.8
$4.3
• Year-end rate base projections
 • Iatan 1 and Sibley environmental in rate base 3Q09
 • Iatan 2 assumed in rate base 4Q 2010
2008
2009
2010
2011
2012
Solid Rate Base Growth